Investment Strategy - CoinShares Altcoins ETF	Oct. 03, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets primarily in publicly listed investment vehicles available on specified regulated equity markets that offer diversified exposure to a basket of digital assets that are alternatives to bitcoin and ethereum (“Altcoins”) and exclusive of Stablecoins (as defined below). Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).

The Index is a diversified digital asset index which seeks to track the performance of a basket of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. “Layer 1 Digital Asset Protocols” refer to main blockchain networks, such as Solana, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. This is in contrast with “Layer 2 Digital Asset Protocols,” which operate on top of a Layer 1 Digital Asset Protocol to enhance scalability, speed, or functionality, but rely on the underlying Layer 1 network for security and final settlement. The Index is comprised of an equally weighted combination of the most representative and liquid Altcoins satisfying the Index’s eligibility requirements (the “Component Altcoins”). In order to obtain exposure to the Component Altcoins, the Fund will invest in the securities of: (i) exchange-traded products, exchange-traded notes (“ETNs”) or (ii) other exchange-traded pooled investment vehicles that are listed on registered U.S., Canadian, E.U., and U.K. securities exchanges that hold or are backed by such digital assets, are offered on a continuous basis, and are not registered nor required to be registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Altcoin ETPs”). The Fund expects that under normal circumstances it will invest in Altcoin ETPs to provide equally-weighted exposure to the Component Altcoins selected for inclusion in the Fund’s portfolio. As used in this Prospectus, the term Altcoins is exclusive of “Stablecoins,” which are digital assets designed to have a stable value over time as compared to typically volatile digital assets and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar.

The Fund will not invest directly in the Component Altcoins. In addition, because the Index is comprised of the Component Altcoins and the Fund will only invest in Altcoin ETPs under normal circumstances, the Fund cannot directly track the Index, and the Fund’s performance will be different than that of the Index.

The Index, which is administered by Compass Financial Technologies (the “Index Provider”) and rebalanced quarterly, selects its underlying constituents from a universe of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. The Index Provider is not affiliated with the Fund, Valkyrie Funds LLC (d/b/a CoinShares Valkyrie) (“CoinShares Valkyrie” or the “Adviser”), or Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”). On each day the Index is rebalanced (“Rebalancing Determination Date”), the Component Altcoins are established through the following steps:

1.	Select eligible Altcoins (“Eligible Underlying Components”) that meet the following criteria set forth by the governing body of the Index Provider (the “Steering Committee”):

a.	Must serve as an underlying asset of a physically backed exchange-traded product (“ETP”) or a derivative;

b.	Must trade in USD and have a value that is not pegged to a fiat currency or fiat stablecoin;

c.	Must have been traded on at least one eligible digital asset exchange (an “Eligible Exchange”) (as defined by the Steering Committee from time to time) for no less than three months;

d.	Must not, in the sole discretion of the Steering Committee, be a digital asset focused on privacy (e.g., Monero; ZCash; etc.);

e.	Must have no known security vulnerabilities, including critical bugs, undue exposure to 51% attacks, or other factors, as determined in the sole discretion of the Steering Committee;

f.	Must be supported by eligible custodians and market makers (each as determined by the Steering Committee from time to time); and

g.	Must have an existing Index Provider reference price available representing the Altcoin price.

2.	From this universe, the Steering Committee selects the most representative and liquid Eligible Underlying Components for inclusion as Component Altcoins in the Index. There is no minimum or maximum number of Eligible Underlying Components that may be selected for inclusion.

3.	The Component Altcoins are then equally weighted.

As of the date of this prospectus, the Index consisted of the following 10 Altcoins:

●	Avalanche (AVAX)

●	Aptos (APT)

●	Cardano (ADA)

●	Cosmos (ATOM)

●	Near Protocol (NEAR)

●	Polkadot (DOT)

●	SEI (SEI)

●	Solana (SOL)

●	SUI (SUI)

●	Toncoin (TON)

As noted above, the Index is rebalanced on a quarterly basis, so the Component Altcoins may vary from quarter to quarter and include Altcoins that were not part of the initial Index.

As of August 14, 2025, the Eligible Exchanges were:

●	Bitstamp

●	Bitfinex

●	Coinbase

●	Gemini

●	Kraken

●	LMAX

The Initial Index Altcoins.

Avalanche (AVAX)

Avalanche is a decentralized, open-source blockchain platform designed to support smart contracts (programs that automate agreements) and custom blockchain networks. It uses a consensus protocol to achieve high throughput and low latency, enabling the rapid settlement of transactions and the deployment of decentralized applications. Avalanche is compatible with the software made for Ethereum, facilitating interoperability with Ethereum-based applications.

AVAX has a hard-capped maximum supply of 720 million AVAX. At genesis, 360 million AVAX were minted and allocated across sales, founders, the foundation/ecosystem, and community programs pursuant to multi-year vesting schedules; the remaining 360 million AVAX are released over time as staking rewards to validators and delegators according to protocol parameters. All base fees on the X-, C-, and P-Chains and certain on-chain fees (for creating subnets, assets, and blockchains) are burned, permanently reducing supply; there is no fixed burn schedule, and the amount burned depends on network usage.

As of September 26, 2025, AVAX had approximately 457.28 million total supply outstanding and approximately 422.27 million circulating supply.

Aptos (APT)

Aptos is a blockchain developed with a focus on scalability, safety, and upgradeability. It utilizes the Move programming language, which is a secure, resource-oriented programming language originally developed by Meta for the Diem blockchain project and designed specifically for writing smart contracts and custom transaction logic on blockchains. APT supports high throughput and low-latency transactions by aiming to process many transactions quickly for various applications.

Aptos does not have a hard-capped maximum supply. At genesis, 1 billion APT was available, with 125 million APT available to support ecosystem projects, grants, and other community growth initiatives now and in the future for the Community category, 5,000,000 APT available initially to support the Aptos Foundation initiatives for the Foundation category, and 1/120 of the remaining tokens for the community and the Foundation are anticipated to unlock each month for the 10 years following launch. Aptos employs an inflationary model where new APT tokens are minted as rewards for network participants. This approach incentivizes validators and stakers to contribute to the network’s security and functionality. Investors and core contributors were subject to a four-year vesting schedule from mainnet launch. A portion of transaction fees are burned, introducing a deflationary aspect to the APT token economics, which can contribute to the token’s value over time.

As of September 26, 2025, APT had approximately 1.18 billion total supply outstanding and approximately 0.70 billion circulating supply.

Cardano (ADA)

Cardano is a decentralized, proof-of-stake blockchain platform that emphasizes academic research and peer-reviewed development. Built with a research-driven approach, Cardano aims to offer a secure and scalable platform for smart contracts and decentralized applications.

ADA has a hard-capped maximum supply of 45 billion ADA. At genesis, 31.11 billion ADA were minted and allocated across sales, founders, the foundation/ecosystem, and community programs.

The ADA token on Cardano’s network is primarily used for staking, where token holders can stake to validators operating on Cardano, fees, where decentralized applications can use ADA tokens to pay for transactions on Cardano’s network, and governance, where token holders who stake their ADA tokens will be able to participate in on-chain governance and vote on development proposals. The expansion rate of monetary expansion is currently set at 0.3%, which means that 0.3% of the reserve balance is released per epoch. That sets off an annual inflation of approximately 2.0%. Rate is non-linear; greater amounts of ADA are released during the first years of the network but will decrease over time. ADA does not have a burning mechanism, as the network has a fixed supply and no coin inflation.

As of September 26, 2025, ADA had approximately 44.99 billion total supply outstanding and approximately 35.80 billion circulating supply.

Cosmos (ATOM)

Cosmos is a decentralized network of independent blockchains designed to scale and interoperate with one another. It uses the Inter-Blockchain Communication protocol to enable communication across different blockchain networks. Its technology lets different chains send data and value across networks.

ATOM does not have a hard-capped maximum supply. The initial distribution of ATOM was structured to support the network’s development, growth, and decentralization with 5.08% of the total supply allocated to seed investors, 7.03% of the total supply allocated to strategic partners, and 67.9% allocated to public sales. Cosmos operates on a Proof of Stake (PoS) model where new ATOM tokens are created as staking rewards. This process is inherently inflationary as it increases the total supply of ATOM over time. The inflation rate is designed to encourage participation in the network’s security through staking. ATOM tokens are burned over time as a result of transaction activities, slashing in the case of improper acts by validators, and execution of certain governance proposals.

As of September 26, 2025, ATOM had approximately 469.68 million total supply outstanding and approximately 469.67 million circulating supply.

Near Protocol (NEAR)

Near Protocol is a blockchain designed to provide high-performance decentralized applications with fast, low transaction costs. It employs a sharded architecture (a system design where data or workloads are split into smaller, independent pieces called shards) and a developer-friendly environment to support scalability and usability.

NEAR does not have a hard-capped maximum supply. At genesis, 1 billion NEAR were minted and allocated across sales, founders, the foundation/ecosystem, and community programs. NEAR’s contract-based account model provides the flexibility that other chains only get from second layer components, allowing NEAR to consistently provide better native usability for developers, validators and end-users. NEAR launched its genesis (Phase 0) on April 22, 2020, became community-operated (Phase I) on September 24, 2020, and passed the decentralized vote to enable transfers on October 13, 2020 (Phase II). The vast majority of tokens are subject to linearly releasing lockups. These lockups are implemented as contract-based locks atop various accounts. Lockups are generally implemented in a linear, per-block fashion instead of in monthly chunks, though some might be implemented that way as well.

NEAR has an inflationary token supply model, with a 5 percent fixed annual inflation rate. From the newly issued tokens, 90 percent goes to validators as rewards for securing the network, while the remaining 10 percent is sent to the protocol treasury.

NEAR also implements a burning mechanism, where 70 percent of transaction fees are burned and permanently removed from the circulating supply. The remaining 30 percent is refunded to the contracts responsible for the transactions. This means that as the NEAR network grows in usage, the net issuance rate can become negative, creating a potential deflationary effect.

As of September 26, 2025, NEAR had approximately 1.27 billion total supply outstanding and approximately 1.24 billion circulating supply.

Polkadot (DOT)

Polkadot is a blockchain platform that enables interoperability between multiple specialized blockchains, known as parachains, which are secured by a shared relay chain. Polkadot’s architecture aims to facilitate scalability and secure cross-chain communication. DOT is used to connect parachains to the network.

On September 15, 2025, the DOT DAO announced that it had approved a hard-capped maximum supply of 2.1 billion after having no cap since inception. DOT is an inflationary token, which had previously set a fixed annual expansion of the token supply of 120,000,000 DOT, of which 15% goes to the treasury and 85% to stakers. The primary objective of inflation is to incentivize network participants through Nominated Proof of Stake (NPoS) and to grow the network through funding the on-chain treasury. The token inflation rate can be updated through on-chain governance based on thorough tokenomics research. DOT’s inflationary approach is deliberately paired with deflationary brakes. Any DOT left unspent in treasury proposals gets burned, and a portion can also be removed via “coretime” sales (the right to transact on Polkadot for a set period). Net inflation equals the 120 million new DOT minus whatever gets burned.

As of September 26, 2025, DOT had approximately 1.62 billion total supply outstanding and approximately 1.62 billion circulating supply.

SEI (SEI)

SEI is a blockchain designed for high performance trading applications, using a parallelized order matching engine to deliver low latency and high throughput for decentralized finance. Its native token, SEI, has a total supply of 10 billion SEI, a maximum supply of 10 billion SEI, and a circulating supply of approximately 6.12 billion as of September 2025.

SEI’s distribution includes approximately 20% allocated to the core development team and founders (subject to multi-year vesting with cliffs), 48% to the ecosystem reserve (including ecosystem incentives, grants, and community programs, with various vesting schedules), 20% to private sale investors (subject to vesting and lock-up periods), 9% to ongoing operations and development of the SEI network, and 3% to the launchpool (used for initial distribution on crypto exchanges. Vesting schedules typically include a 1-year cliff for team and investor allocations, followed by linear vesting over 2-3 years, while community and ecosystem allocations are released based on program milestones and network growth. SEI does not have a regular or automatic token burn mechanism as part of its core protocol; however, discretionary burns or fee-based burns may be implemented in the future, subject to governance decisions. As of September 2025, there is no ongoing scheduled burn.

Solana (SOL)

Solana is a high-performance blockchain platform known for fast transaction speeds and low fees. It uses Proof of History combined with Proof of Stake to achieve scalability and supports a wide range of decentralized applications and smart contracts.

SOL has no fixed maximum supply; issuance is inflationary with protocol burns offsetting a portion of emissions. As of September 2025, the total supply of SOL is approximately 610 million, with circulating supply of approximately 543 million (figures fluctuate due to ongoing issuance and fee burns).

New SOL is distributed via staking rewards to validators and delegators under a disinflationary schedule that began around 8% annual inflation and decays by 15% per year until reaching a long-term rate of about 1.5%. The protocol permanently burns a portion of transaction fees (historically 50%), reducing net supply growth over time.

SUI (SUI)

SUI is a blockchain built with the Move programming language and optimized for low latency, high throughput applications. It focuses on handling many actions at once without significant delay and contains features intended to support on chain assets and applications, particularly in gaming and social media.

The SUI token has a fixed maximum and total supply of 10 billion SUI (per the Sui Foundation). As of September 2025, approximately 3.56 billion SUI are in circulation. Of the total supply, roughly 50% is allocated to a community reserve (ecosystem grants, validator subsidies, and delegation programs), 20% to early contributors, 14% to investors, 10% to the Mysten Labs treasury, and 6% to community access/app testers, with non community allocations subject to multi year vesting and staged unlocks.

SUI is a proof of stake asset, meaning its staking rewards and ecosystem programs drive emissions into circulation over time. There is no protocol level, periodic burn schedule. Instead, SUI’s deflationary mechanisms are tied to its storage fund and transaction gas fees, which occur continuously with network activity.

Toncoin (TON)

TON runs on The Open Network, a blockchain initially developed by Telegram (a cloud-based instant messaging service). TON aims to support fast, scalable, and user friendly applications, including payments, NFTs, and decentralized services. The network uses a sharding mechanism to achieve high throughput.

As of September 2025, Toncoin has approximately 2.5 billion TON in circulating supply out of a total supply of approximately 5.1 billion TON. There is no fixed maximum supply.

The initial supply was broadly distributed to the public via on chain “TON Mining” smart contracts (a proof of work–style distribution) that concluded in 2022, after which ongoing issuance occurs through proof of stake validator rewards targeting low single digit annual inflation (commonly cited around 0.6%–2% and adjustable by governance). TON has an automatic, protocol-level burn mechanism, whereby the network burns 50% of all transaction and storage fees paid by users. This automatic, continuous burn reduces the total circulating supply.

Crypto Networks and Native Tokens

Crypto networks, also known as blockchain networks or digital asset protocols, are decentralized platforms designed to facilitate a wide range of applications and use cases. These networks enable peer-to-peer transactions, decentralized finance (“DeFi”), smart contract execution, digital identity management, supply chain tracking, and other applications that benefit from transparency, security, and the elimination of intermediaries. Each network is typically built to support specific functionalities, such as enabling programmable transactions, high-throughput payments, or specialized decentralized applications.

Native tokens are the foundational digital assets of crypto networks and serve several critical functions. They are used to pay transaction fees, incentivize network participants (such as validators or miners), and, in many cases, to participate in network governance. Native tokens are essential to the operation and security of their respective networks, as they align the interests of users, developers, and validators, and help secure the network through consensus mechanisms such as proof-of-stake or proof-of-work. Without the native token, the networks would lack the economic incentives necessary to maintain its decentralized and secure operation.

While speculation can influence the price of native tokens, several fundamental factors also drive their value. These include:

●	Technical Design and Consensus Mechanism: The robustness, scalability, and security of the network’s architecture and consensus protocol (e.g., proof-of-stake, proof-of-work) can impact user and developer adoption.

●	Network Activity and Adoption: Metrics such as the number of active users, developers, transactions, validators, and decentralized applications built on the network reflect the utility and demand for the network and its native token.

●	Scalability and Performance: The network’s ability to process transactions efficiently, including transaction throughput, processing time, and time to finality, can enhance its attractiveness for various use cases.

●	Ecosystem Development: The growth of the network’s ecosystem, including partnerships, integrations, and the development of new applications, can increase demand for the native token.

●	Security and Decentralization: The degree of decentralization and the effectiveness of security measures (such as the distribution and participation of validators) are important for the long-term sustainability and trust in the network.

These factors, individually and collectively, contribute to the intrinsic value of native tokens beyond speculative trading, as they reflect the underlying utility, adoption, and resilience of a crypto network.

The Fund is classified as “non-diversified” under the 1940 Act.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).